                                                                   EXHIBIT 10.22

                 SECOND AMENDED AND RESTATED SECURITY AGREEMENT

         This Second Amended and Restated Security Agreement dated as of December 19, 2002, by and between KOS PHARMACEUTICALS, INC., a Florida corporation having a principal place of business at 1001 Brickell Bay Drive, 25th Floor, Miami, FL 33131 (hereinafter called the "Borrower") and MICHAEL JAHARIS, an individual residing in New York, New York (hereinafter called the "Lender").

                              W I T N E S S E T H:

         WHEREAS, the Lender has agreed to make a loan in the amount of $30,000,000.00 (the "Additional Standby Facility") as more fully described and set forth in a loan agreement of even date herewith between the Lender and the Borrower (the "Additional Standby Facility Loan Agreement") and a promissory note of even date herewith (the "Additional Standby Facility Note"); and

         WHEREAS, the Lender previously entered into a Revolving Credit and Loan Agreement dated as of September 1, 1999 with Borrower (the "Supplemental Credit Facility Loan Agreement") whereby Lender agreed to extend a line of credit to Borrower in the maximum principal amount of $50,000,000 (the "Supplemental Credit Facility") pursuant to a promissory note of even date therewith (the "Supplemental Credit Facility Note"), as amended by that certain Amendment Agreement dated as of July 21, 2001, between Borrower and Michael Jaharis and Mary Jaharis, pursuant to which the Supplemental Credit Facility Note was replaced by two separate notes, one note from Borrower to Michael Jaharis in the amount of $25,000,000 and one note from Borrower to Mary Jaharis in the amount of $25,000,000 (the "Mary Jaharis Note"), and as further amended by that certain Amendment Agreement dated as of December 17, 2001, between Borrower and Wilson Point Holdings, LP, a Delaware limited partnership ("Wilson Point"), pursuant to which the Mary Jaharis Note was replaced by a note from Borrower to Wilson Point in the amount of $25,000,000; and

         WHEREAS, the Lender also previously entered into a Revolving Credit and Loan Agreement dated as of December 21, 1999 with Borrower (the "Standby Facility Loan Agreement") (the Additional Standby Facility, Supplemental Credit Facility and Standby Facility Loan Agreements being hereinafter referred to collectively as the "Loan Agreements") whereby Lender agreed to extend a line of credit to Borrower in the maximum principal amount of $50,000,000 (the "Standby Facility") (the Additional Standby Facility, Supplemental Credit Facility and Standby Facility Loans being hereinafter referred to collectively as the "Loans"); and

         WHEREAS, the Standby Facility is evidenced by a promissory note of even date therewith in the amount of $50,000,000(the "Standby Facility Note") (the



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Additional Standby Facility, Supplemental Credit Facility and Standby Facility
Notes being hereinafter referred to collectively as the "Notes"); and

         WHEREAS, the Additional Standby Facility Loan Agreement provides, in part, that the Loans shall be secured by a blanket lien upon all personal property owned by Borrower; and

         WHEREAS, this Second Amended and Restated Security Agreement amends and restates that Amended and Restated Security Agreement dated as of December 21, 1999 by and between Borrower and Lender (the "Security Agreement") granting a blanket lien security interest to Lender to secure the Supplemental Credit Facility and Standby Facility Loans;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the Additional Standby Facility Loan Agreement, and One ($1.00) Dollar, the receipt and sufficiency of which is hereby acknowledged, the Lender and the Borrower hereby agree as follows:

         1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein which are defined in the Additional Standby Facility Loan Agreement shall have the respective meanings provided therefor in the Additional Standby Facility Loan Agreement. All terms defined in Article 9 of the Uniform Commercial Code of the State (as defined below) and used herein shall have the same definitions herein as specified therein. In addition, the following definitions shall apply to this Agreement:

                  (a) "Event of Default" means any of the occurrences set forth in Section 14 below.

                  (b) "Loan Document(s)" means any of the instruments executed in connection with the Loans, which instruments include, without limitation, the Loan Agreements, the Notes and such other documentation as has been or may be executed in connection with the Loans, together with any subsequent amendments or modifications thereto.

                  (c) "Obligations" means all of the indebtedness, obligations and liabilities of the Borrower to the Lender, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Loan Agreements, the Notes, and any other Loan Documents executed and delivered pursuant thereto or in connection therewith or this Agreement.

                  (d) "State" means the State of New York.

                  (e) "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State from time to time or, if the context



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requires, as in effect from time to time in any relevant Uniform Commercial Code jurisdiction.

         2. GRANT OF SECURITY INTEREST. The Borrower hereby grants to the Lender, and hereby confirms and ratifies its grant to Lender pursuant to the Security Agreement, to secure the payment and performance in full of all of the Obligations, a security interest in and pledges and assigns to the Lender the properties, assets and rights of the Borrower listed on Schedule A attached hereto and made a part hereof, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"), to secure the performance of the following obligations of the Borrower (hereinafter collectively referred to as the "Indebtedness"):

         (i) Borrower's liabilities and obligations under the Loan Documents executed in connection with the Additional Standby Facility as hereafter amended and/or restated; and

         (ii) Borrower's liabilities and obligations under the Loan Documents executed in connection with the Supplemental Credit Facility, as amended and/or restated; and

         (iii) Borrower's liabilities and obligations under the Loan Documents executed in connection with the Standby Facility, as amended and/or restated; and

         (iv) Any other obligations of the Borrower in favor of Lender which may now exist or which may hereinafter arise pursuant to any future loan transaction between the Borrower and the Lender.

The Borrower is hereby deemed a "debtor" and the Lender is hereby deemed a "secured party" as those terms are used in the Uniform Commercial Code.

         3. AUTHORIZATION TO FILE FINANCING STATEMENTS. The Borrower hereby irrevocably authorizes the Lender at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) describe the Collateral (i) as all assets of the Borrower or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of
Article 9 of the Uniform Commercial Code of the State of such jurisdiction, or
(ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdictions for the sufficiency or filing office acceptance of any financing statement or amendment, including



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whether the Borrower is an organization, the type of organization and any organizational identification number issued to the Borrower. The Borrower agrees to furnish any such information to the Lender promptly upon the Lender's request. The Borrower also ratifies its authorization for the Lender to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

         4. OTHER ACTIONS. Further to insure the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender's security interest in the Collateral, the Borrower agrees, in each case at the Borrower's expense, to take the following actions with respect to the following Collateral and without limitation on the Borrower's other obligations contained in this Agreement:

                  4.1 PROMISSORY NOTES AND TANGIBLE CHATTEL PAPER. If the Borrower shall now or at any time hereafter hold or acquire any promissory notes or tangible chattel paper, the Borrower shall forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify.

                  4.2 DEPOSIT ACCOUNTS. For each deposit account that the Borrower now or at any time hereafter opens or maintains, the Borrower shall, at the Lender's request and option, pursuant to an agreement in form and substance satisfactory to the Lender, either (a) cause the depositary bank to agree to comply, without further consent of the Borrower, at any time with instructions from the Lender to such depositary bank directing the disposition of funds from time to time credited to such deposit account, or (b) arrange for the Lender to become the customer of the depositary bank with respect to the deposit account, with the Borrower being permitted, only with the consent of the Lender, to exercise rights to withdraw funds from such deposit account. The Lender agrees with the Borrower that the Lender shall not give any such instructions or withhold any withdrawal rights from the Borrower, unless an Event of Default has occurred and is continuing, or would occur if effect were given to any withdrawal not otherwise permitted by the Loan Documents. The provisions of this paragraph shall not apply to (i) any deposit account for which the Borrower, the depositary bank and the Lender have entered into a cash collateral agreement specially negotiated among the Borrower, the depositary bank and the Lender for the specific purpose set forth therein, (ii) a deposit account for which the Lender is the depositary bank and is in automatic control, and (iii) any deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Borrower's employees.

                  4.3 INVESTMENT PROPERTY. If the Borrower shall now or at any time hereafter hold or acquire any certificated securities, the Borrower shall forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly




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         executed in blank as the Lender may from time to time specify. If any securities now or hereafter acquired by the Borrower are uncertificated and are issued to the Borrower or its nominee directly by the issuer thereof, the Borrower shall immediately notify the Lender thereof and, at the Lender's request and option, pursuant to an agreement in form and substance satisfactory to the Lender, either (a) cause the issuer to agree to comply, without further consent of the Borrower or such nominee, at any time with instructions from the Lender as to such securities, or (b) arrange for the Lender to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Borrower are held by the Borrower or its nominee through a securities intermediary or commodity intermediary, the Borrower shall immediately notify the Lender thereof and, at the Lender's request and option, pursuant to an agreement in form and substance satisfactory to the Lender, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply, in each case without further consent of the Borrower or such nominee, at any time with entitlement orders or other instructions from the Lender to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Lender to such commodity intermediary, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Lender to become the entitlement holder with respect to such investment property, with the Borrower being permitted, only with the consent of the Lender, to exercise rights to withdraw or otherwise deal with such investment property. The Lender agrees with the Borrower that the Lender shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Borrower, unless an Event of Default has occurred and is continuing, or would occur after giving effect to any such investment and withdrawal rights not otherwise permitted by the Loan Documents. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Lender is the securities intermediary.

                  4.4 COLLATERAL IN THE POSSESSION OF A BAILEE. If any Collateral is now or at any time hereafter in the possession of a bailee, the Borrower shall promptly notify the Lender thereof and, at the Lender's request and option, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to the Lender, that the bailee holds such Collateral for the benefit of the Lender and such bailee's agreement to comply, without further consent of the Borrower, at any time with instructions of the Lender as to such Collateral.




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                  4.5 ELECTRONIC CHATTEL PAPER AND TRANSFERABLE RECORDS. If the
         Borrower now or at any time hereafter holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in ss.16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Borrower shall promptly notify the Lender thereof and, at the request and option of the Lender, shall take such action as the Lender may reasonably request to vest in the Lender control, under ss.9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, ss.16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction, of such transferable record. The Lender agrees with the Borrower that the Lender will arrange, pursuant to procedures satisfactory to the Lender and so long as such procedures will not result in the Lender's loss of control, for the Borrower to make alterations to the electronic chattel paper or transferable record permitted under UCC ss. 9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or ss.16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Borrower with respect to such electronic chattel paper or transferable record.

                  4.6 LETTER-OF-CREDIT RIGHTS. If the Borrower is now or at any time hereafter a beneficiary under a letter of credit now or hereafter issued, the Borrower shall promptly notify the Lender thereof and, at the request and option of the Lender, the Borrower shall, pursuant to an agreement in form and substance satisfactory to the Lender, either
         (i) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to the Lender of the proceeds of the letter of credit or (ii) arrange for the Lender to become the transferee beneficiary of the letter of credit, with the Lender agreeing, in each case, that the proceeds of the letter of credit are to be applied as provided in the Additional Standby Facility Loan Agreement.

                  4.7 COMMERCIAL TORT CLAIMS. If the Borrower shall now or at any time hereafter hold or acquire a commercial tort claim, the Borrower shall immediately notify the Lender in a writing signed by the Borrower of the particulars thereof and grant to the Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Lender.

                  4.8 OTHER ACTIONS AS TO ANY AND ALL COLLATERAL. The Borrower further agrees, upon request of the Lender and at the Lender's option, to take any and all other actions as the Lender may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender's security



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         interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Borrower's signature thereon is required therefor, (b) causing the Lender's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender's security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to the Lender, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Lender and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Lender to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

                  4.9 At the request of Lender made at any time during the term of the Additional Standby Facility, the Supplemental Credit Facility or the Standby Facility for any reason, Borrower shall execute a mortgage and conveyance of patents, trademarks, licenses and other proprietary rights in favor of Lender, in form acceptable for filing with the U.S. Patent and Trademark Office in accordance with 35 U.S.C. ss.261. Such mortgage and conveyance shall be on substantially the same terms as the Second Amended and Restated Patent Security Agreement, except that such mortgage and conveyance shall provide for the absolute mortgaging and conveyancing of such rights, subject to defeasance by Borrower upon payment of the indebtedness and the satisfaction of the obligations hereby secured. Lender is hereby authorized to file such mortgage and conveyance with the U.S. Patent and Trademark Office.

         5. REPRESENTATIONS AND WARRANTIES CONCERNING BORROWER'S LEGAL STATUS. The Borrower has previously delivered to the Lender a certificate signed by the Borrower and entitled "Perfection Certificate" (the "Perfection Certificate"), a copy of which in final form is attached hereto and made a part hereof. The Borrower represents and warrants to the Lender as follows:

                  (a) The Borrower's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof.



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                  (b) The Borrower is an organization of the type, and is
organized in the jurisdiction, set forth in the Perfection Certificate.

                  (c) The Perfection Certificate accurately sets forth the Borrower's organizational identification number or accurately states that the Borrower has none.

                  (d) The Perfection Certificate accurately sets forth the Borrower's place of business or, if more than one, its chief executive office, as well as the Borrower's mailing address, if different.

                  (e) All other information set forth on the Perfection Certificate pertaining to the Borrower is accurate and complete.

                  (f) There has been no change in any of such information since the date on which the Perfection Certificate was signed by the Borrower.

         6. COVENANTS CONCERNING BORROWER'S LEGAL STATUS. The Borrower covenants with the Lender as follows:

                  (a) Without providing at least 30 days prior written notice to the Lender, the Borrower will not change its name, its place of business or, if more than one, chief executive office, or its mailing address.

                  (b) The Borrower will not change its type of organization, jurisdiction of organization or other legal structure.

         7. REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL, ETC. The Borrower further represents and warrants to the Lender as follows:

                  (a) The Borrower is the owner of or has other rights in or power to transfer the Collateral, free from any right or claim of any person or any adverse lien, security interest or other encumbrance, except for the security interest created or permitted by this Agreement or other liens permitted by the Additional Standby Facility Loan Agreement or as set forth in Schedule B attached hereto and made a part hereof.

                  (b) None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in ss.9-102(a)(34) of the Uniform Commercial Code of the State.

                  (c) Except as set forth in Schedule B attached hereto, none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral.




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                  (d) The Borrower holds no commercial tort claim except as
indicated on the Perfection Certificate.

                  (e) The Borrower has at all times and in all material respects operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

                  (f) All other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete.

                  (g) There has been no change in any of such information since the date on which the Perfection Certificate was signed by the Borrower.

         8. COVENANTS CONCERNING COLLATERAL, ETC. The Borrower further covenants with the Lender as follows:

                  (a) The Collateral, to the extent not delivered to the Lender pursuant to Section 4, will be kept at those locations listed on the Perfection Certificate, attached hereto as Schedule C, and the Borrower will not remove the Collateral from such locations, without providing at least 30 days prior written notice to the Lender.

                  (b) Except for the security interest herein granted and liens permitted by the Additional Standby Facility Loan Agreement, the Borrower shall be the owner of or have other rights in the Collateral free from any right or claim of any other person or any lien, security interest or other encumbrance, and the Borrower shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Lender.

                  (c) The Borrower shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or other encumbrance in the Collateral in favor of any person, other than the Lender except for liens permitted by the Additional Standby Facility Loan Agreement.

                  (d) The Borrower will keep the Collateral in reasonably good order and repair and will not use the same in violation of law or any material provision of any policy of insurance thereon.

                  (e) Unless otherwise provided in the Additional Standby Facility Loan Agreement, the Borrower will permit the Lender, or its designee, to inspect the Collateral at any reasonable time, wherever located.




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                  (f) The Borrower will pay promptly when due or contest in a timely manner and in good faith all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement.

                  (g) The Borrower will continue to operate in all material respects, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

                  (h) The Borrower will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (i) sales and leases of inventory and licenses of general intangibles in the ordinary course of business and (ii) so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolescent items of equipment consistent with past practices or as permitted by the Additional Standby Facility Loan Agreement.

                  (i) At the time any account receivable becomes subject to a security interest in favor of the Lender said account shall be a good and valid account representing to the knowledge of Borrower an undisputed, bona fide indebtedness incurred by the account debtor named therein (the "Account Debtor") for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by the Borrower with or for the Account Debtor. No agreement under which any extraordinary deduction or discount may be claimed shall have been made with the Account Debtor of any such account except as disclosed in writing to the Lender. The Borrower shall be the lawful owner of all such accounts and shall have good right to pledge, sell, assign and transfer the same and to subject the same to a security interest in favor of the Lender. No such account shall have been or shall thereafter be sold, assigned or transferred to any person other than the Lender or in any way encumbered except to the Lender, and the Borrower shall defend the same against the lawful claims and demands of all persons.

                  (j) The Borrower shall immediately notify the Lender of all cases involving the return, rejection, repossession, loss or damage of or to merchandise covered by accounts receivable, except in the ordinary course of the Borrower's business; of any request for credit or adjustment or replacement merchandise or other dispute arising with respect to accounts receivable, except in the ordinary course of the Borrower's business; and generally of all extraordinary happenings and events affecting accounts receivable or the value or amount thereof, if, within sixty (60) days after the extraordinary event, the matter at issue has not been satisfactorily resolved.

         9. INSURANCE.



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                  9.1 MAINTENANCE OF INSURANCE. The Borrower will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Borrower will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Lender. In addition, all such insurance shall be payable to the Lender as loss payee under a "standard" loss payee clause. Without limiting the foregoing, the Borrower will (i) keep all of its physical property insured with a policy of insurance covering such property on an "all risks" basis, subject to policy terms, conditions and exclusions, with flood coverage, except for that certain property located at 1001 Brickell Bay Drive, 25th & 26th Floors, Miami, FL 33131, and electronic data processing coverage, with a full replacement cost endorsement in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Borrower; business interruption insurance; and product liability insurance.

                  9.2 INSURANCE PROCEEDS. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, at Lender's discretion, be disbursed to the Borrower for direct application by the Borrower solely to the repair or replacement of the Borrower's property so damaged or destroyed or be held by the Lender as cash collateral for the Obligations, or any combination thereof. The Lender may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Lender may reasonably prescribe, for direct application by the Borrower solely to the repair or replacement of the Borrower's property so damaged or destroyed, or the Lender may apply all or any part of such proceeds to the Obligations, with the Obligations (if not then terminated) being reduced by the amount so applied.

                  9.3 CONTINUATION OF INSURANCE. All policies of insurance shall provide for at least thirty (30) days prior written cancellation notice to the Lender. In the event of failure by the Borrower to provide and maintain insurance as herein provided, the Lender may, at its option, provide such insurance and charge the amount thereof to the Borrower. The Borrower shall furnish the Lender with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

         10. COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

                  10.1 LENDER'S RIGHTS TO DISCHARGE ENCUMBRANCES, ETC. At its option, Lender may discharge taxes, liens or security interests or other third party encumbrances at any times levied or placed on the Collateral, and may pay for insurance and the maintenance and preservation of the Collateral. The Lender shall have no obligation to the Borrower to make any such expenditures nor shall the making thereof relieve the Borrower of any default provision contained in this Second Amended and Restated Security Agreement, the Additional Standby Facility Loan Agreement, or any other Loan Document. Any such payments made under this Section 10 and not reimbursed by the Borrower within ten (10) days of demand therefor shall be added to the outstanding principal balance of the Loan. The total amount of additional payments so made by the Lender and not otherwise reimbursed by the Borrower shall be secured by this Second Amended and Restated Security Agreement in the same manner as this Second Amended and Restated Security Agreement secures the repayment of the Loans.

                  10.2 LENDER'S OBLIGATIONS AND DUTIES. Anything herein to the contrary notwithstanding, the Borrower shall remain obligated and liable under each contract or agreement comprised as part of the Collateral to be observed or performed by the Borrower thereunder. The Lender shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to any of the Collateral, nor shall the Lender be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled at any time or times. The Lender's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under ss.9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Lender deals with similar property for its own account.

         11. SECURITIES AND DEPOSITS. The Lender may at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the

Obligations. Whether or not any Obligations are due, the Lender may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Lender to the Borrower may at any time be applied to or set off against any of the Obligations.

         12. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL. If an Event of Default shall have occurred and be continuing, the Borrower shall, at the request and option of the Lender, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Lender in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Lender or to any financial institution designated by the Lender as the Lender's agent therefor, and the Lender may itself, if a Default or an Event of Default shall have occurred and be continuing, without notice to or demand upon the Borrower, so notify account debtors and other persons obligated under the Collateral. After the making of such a request or the giving of any such notification, the Borrower shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Borrower as trustee for the Lender without commingling the same with other funds of the Borrower and shall turn the same over to the Lender in the identical form received, together with any necessary endorsements or assignments. The Lender shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Lender to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

         13. POWER OF ATTORNEY.

                  13.1 APPOINTMENT AND POWERS OF LENDER. The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof for so long as any Obligations remain outstanding, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower or in the Lender's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, Borrower further hereby gives said attorneys the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Borrower's expense, at any time, or from time to time, all acts and things which the Lender deems necessary or useful to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as the Borrower might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Borrower, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Lender so elects, with a view to causing the liquidation of assets of the issuer of any such securities, and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral.

                  13.2 RATIFICATION BY BORROWER. To the extent permitted by law, the Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable for so long as any Obligations remain outstanding.

                  13.3 NO DUTY ON LENDER. The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act, except for the Lender's own gross negligence or willful misconduct.

         14. DEFAULT. The Borrower shall be in default under this Second Amended and Restated Security Agreement upon the occurrence (an "Event of Default") of any of the following events or conditions:

                  (a) failure to make any payments due, or perform any of the obligations required, or comply with any covenant, under this Second Amended and Restated Security Agreement; or

                  (b) any event of default by the Borrower or any guarantor of the Loan under any Loan Document.

         15. RIGHTS AND REMEDIES.

                  15.1 RIGHTS PRIOR TO DEFAULT. Until an Event of Default has occurred, the Borrower may have possession of the Collateral and use it in any lawful manner not inconsistent with this Second Amended and Restated Security Agreement, the Additional Standby Facility Loan

         Agreement or any other Loan Documents, and not inconsistent with any policy of insurance thereon.

                  15.2 RIGHTS OF LENDER UPON DEFAULT. Without limiting the rights of the Lender as contained in the Supplemental Credit Facility and Standby Facility Loan Agreements and the Second Amended and Restated Patent Security Agreement or contained elsewhere in this Agreement, which rights shall be cumulative, upon an Event of Default and at any time thereafter the Lender shall have the remedies of a secured party under the State Uniform Commercial Code, or the law of another jurisdiction if it shall be applicable, including, without limitation, the right to take possession of the Collateral, and for that purpose the Lender may, without legal process, so far as the Borrower can give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom, provided such entry shall be done lawfully. The Lender may require the Borrower to assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline rapidly in value or is of a type customarily sold on a recognized market, the Lender will give the Borrower reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of the Borrower shown in paragraph 2 (b) hereof at least three days before the time of the scheduled sale or disposition.

                  15.3 STANDARDS FOR EXERCISING RIGHTS AND REMEDIES. To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, the Borrower acknowledges and agrees that it is not commercially unreasonable for the Lender (a) to fail to incur expenses reasonably deemed significant by the Lender to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral publications or media of general circulation, whether or not the Collateral is of a specialized nature,
         (f) to contact other persons, whether or not in the same business as the Borrower, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Lender, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral. The Borrower acknowledges that the purpose of this Section
         15.3 is to provide non-exhaustive indications of what actions or omissions by the Lender would fulfill the Lender's duties under the Uniform Commercial Code of the State or any other relevant jurisdiction in the Lender's exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this
         Section 15.3. Without limitation upon the foregoing, nothing contained in this Section 15.3 shall be construed to grant any rights to the Borrower or to impose any duties on the Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 15.3.

                  15.4 NO WAIVER BY LENDER, ETC. The Lender shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Lender. No delay or omission on the part of the Lender in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Lender with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Lender deems expedient.

                  15.5 MARSHALLING. The Lender shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Borrower hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Lender's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Borrower hereby irrevocably waives the benefits of all such laws.

                  15.6 PROCEEDS OF DISPOSITIONS; EXPENSES. The Borrower shall pay to the Lender on demand amounts equal to any and all expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred or paid by the Lender in protecting, preserving or enforcing the Lender's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Lender may determine or in such order or preference as is provided in the Additional Standby Facility Loan Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Borrower. In the absence of final payment and satisfaction in full of all of the Obligations, the Borrower shall remain liable for any deficiency.

                  15.7 OVERDUE AMOUNTS. Until paid, all amounts due and payable by the Borrower hereunder, whether occurring prior to or after an Event of Default, shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Additional Standby Facility Loan Agreement.

         16. MODIFICATION. This Second Amended and Restated Security Agreement may not be modified or amended except by a writing signed by both the Borrower and the Lender.

         17. NOTICES. All notices provided for by this Second Amended and Restated Security Agreement shall be made in writing, either by actual delivery of the notice into the hands of the party thereunto entitled, by facsimile transmission, by e-mail (if the other party is notified of an e-mail address below or in accordance with the terms of this Section) or by either overnight delivery or the mailing of the notice in the United States mails, certified mail, return receipt requested, to the last known address of the party entitled thereto. The notice shall be deemed to be delivered on (i) the date of its actual receipt by the party in the event of hand delivery, (ii) the date of facsimile transmission or of confirmation of effective transmission of e-mail if made before 5:00 p.m. or on the following date if made after 5:00 p.m., (iii) four days after the date of its postmark in the event of mailing (ten days in the case of international mail), or (iv) the date following timely receipt by the overnight delivery service in the event of overnight delivery. Any notices given pursuant to this Agreement shall be delivered to the respective parties at the following addresses or at any change of address upon written notification thereof.

         18. SEVERABILITY. A provision of this Second Amended and Restated Security Agreement deemed invalid or unenforceable under any applicable law shall not serve to invalidate the remainder of Second Amended and Restated Security Agreement .

         19. CONSTRUCTION. Second Amended and Restated Security Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of New York.

         20. BINDING EFFECT. All rights of the Lender hereunder shall inure to the benefit of its successors and assigns, and all obligations of the Borrower shall bind its heirs, personal representatives, successors and assigns.

         21. BORROWER WAIVERS. THE BORROWER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS SECOND AMENDED AND RESTATED SECURITY AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION AND MAKES THE FOLLOWING WAIVERS:

                  A. THE BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE BENEFITS OF ALL VALUATION, APPRAISEMENT, HOMESTEAD, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS, NOW IN FORCE OR WHICH MAY HEREAFTER BECOME LAWS.

                  B. THE BORROWER HEREBY WAIVES THE RIGHT TO A JURY TRIAL.

                  C. THE BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED WITHIN THE STATE OF FLORIDA OR NEW YORK AND WAIVES ANY OBJECTION WHICH THE BORROWER MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS, TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 8.02 OF THE ADDITIONAL STANDBY FACILITY LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE

EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO THE BORROWER'S ADDRESS. THE BORROWER WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH, MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE LENDER. NOTHING CONTAINED IN THIS SECTION AFFECTS THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECTS THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

                  D. THE BORROWER HEREBY AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING AGAINST THE LENDER IN THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED WITHIN THE STATE OF FLORIDA UNLESS THE LENDER EXPRESSLY CONSENTS THERETO IN WRITING.

         22. COUNTERPARTS. This Second Amended and Restated Security Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         23. HEADINGS. Headings are for convenience only and shall not be deemed part of this Second Amended and Restated Security Agreement.

         IN WITNESS WHEREOF, the parties have signed and delivered this agreement on the day and year first above written.

                                           KOS PHARMACEUTICALS, INC.



                                           By:
                                              ---------------------------------
                                               Name:  Adrian Adams
                                               Title: President


                                           LENDER


                                            -----------------------------------
                                            Michael Jaharis

STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF                )

         On the ______ day of December, 2002, before me came Adrian Adams, to me known, who, being by me duly sworn, did depose and say that he resides at _______________________________________________________________; that he is the
President of Kos Pharmaceuticals, Inc., the corporation described in and which executed, the foregoing instrument; that the foregoing instrument was executed without corporate seal by order of the Board of Directors of said corporation; that he signed his name thereto by like order.



                                                -------------------------------
                                                Notary Public
                                                My commission expires:



STATE OF NEW YORK    )
                     )  ss:
COUNTY OF            )

         On the ____ day of December, 2002, before me came Michael Jaharis, to me known to be the individual described in, and who executed the foregoing instrument, and acknowledged that he executed the same.



                                                -------------------------------
                                                Notary Public
                                                My commission expires: